UNITY BANCORP INC

6/30/16

NASDAQ: UNTY

Member FDIC

Forward-Looking Statements

- This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

- Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

- A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2015, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which have been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $1.1 billion in assets and $912 million in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 17 retail service offices located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 6/30/16

Balance Sheets (000s)	
Total Assets	1,128,370
Total Loans	915,043
Total Deposits	912,198
Total Equity	84,967
Loans/Deposits (%)	100.31%
Capital & Asset Quality (%)	
Tangible Common Equity/Tangible Assets (1)	7.41%
NPAs/Assets (2)	0.73%
Profitability (%)	
ROAA	1.03%
ROACE	13.59%
NIM	3.61%
Efficiency Ratio (1)(3)	58.53%

(1) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(2) NPAs = nonaccrual loans + OREO
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender • Equal Housing Lender

Bank Franchise

- Bergen County, NJ: Emerson (Coming Soon)
- Hunterdon County, NJ: Clinton, Flemington, Whitehouse
- Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield
- Somerset County, NJ: North Plainfield, Somerset, Somerville (Coming Soon)
- Union County, NJ: Linden, Scotch Plains, Union
- Warren County, NJ: Phillipsburg, Washington
- Northampton County, PA: Forks



Bergen
Northampton
Warren
Union
Hunterdon
Somerset
Middlesex

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Hunterdon County and Somerset County rank #1 and #2 in New Jersey and #4 and #6 nationwide

As of June 30, 2015
(dollars in thousands)

			State of NJ		
			Population		Household Income
County	Unity Branches	Unity Deposits	2015 Actual	Density (pop./sq.mi.)	2015 Median
Hunterdon, NJ	3	$392,067	125,842	294	$106,925
Middlesex, NJ	4	$183,958	837,586	2,713	$78,734
Somerset, NJ	2	$117,565	333,805	1,106	$97,056
Union, NJ	3	$112,641	554,013	5,389	$69,222
Warren, NJ	2	$74,905	106,746	299	$70,245
Northampton, PA	1	$31,061	300,615	814	$58,971
Unity Aggregate	**15**	**$912,198**			
Totals			**2,258,607**	**10,616**	**481,153**

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Mortgage Division – 15% growth rate in purchased transactions
- SBA Division – Increase 7A Volume no less than $30 million
- Growth in core deposits of at least 5%
- Growth of branch network
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group
- EPS growth of 10% per year

Senior Management Team

James A. Hughes, CPA

- President and Chief Executive Officer
- Joined the company in 2000
- 28 years banking experience
- Previously employed at Summit Bancorp
- Audit manager with KPMG, L.L.P.

Alan J. Bedner, Jr. CPA

- Chief Financial Officer
- Joined the company in 2001
- 21 years banking experience
- Previously employed at Summit Bancorp

Janice Bolomey

- Director of Sales/Chief Administrative Officer
- Joined the company in 2001
- 30 years of banking experience
- Oversees all retail sales

John J. Kauchak

- Chief Operating Officer
- Joined the company in 1996
- 45 years banking experience
- Managed operations of a $10 billion savings bank

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 15 years
- Diverse experience including financial industry, medical professionals, university professional and business ownership
- Director and Executive Officer ownership 33%

Recent Financial Performance

Summary Balance Sheet

(dollars in millions)

	2014Y	2015Y	2Q2016
Assets	$ 1,008.8	$ 1,084.9	$ 1,128.4
Total Loans	761.8	889.0	915.0
Deposits	794.3	894.5	912.2
Total Equity	70.1	78.5	85.0

Loan Mix

(dollars in millions)


$1,000.00
$900.00
$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$ 587.0
$ 46.4
$ 107.0
$ 132.1
$ 301.6
$ 678.7
$ 46.1
$ 87.2
$ 182.1
$ 363.3
$ 761.8
$ 59.1
$ 79.9
$ 220.9
$ 402.0
$ 889.0
$ 77.1
$ 81.9
$ 264.5
$ 465.4
$ 915.0
$ 84.3
$ 80.3
$ 268.8
$ 481.7
2012Y
2013Y
2014Y
2015Y
2Q2016
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Mortgage Loan Originations

(dollars in millions)



Mortgage Growth
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$133.6
$110.3
$23.3
$153.7
$88.4
$65.3
$129.8
$38.7
$91.1
$181.0
$69.6
$111.4
$94.2
$34.7
$59.6
2012Y
2013Y
2014Y
2015Y
2016 YTD
Purchases
Refinances

Asset Quality Continues to Improve


NPLs / Loans
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.48%
0.40%
1.08%
1.64%
0.38%
1.26%
1.16%
0.34%
0.82%
0.87%
0.09%
0.78%
0.80%
0.09%
0.71%
2Q2015
3Q2015
4Q2015
1Q2016
2Q2016
Nonperforming Loans
TDRs

5 Year Deposit Trend

(dollars in millions)



$1,000.00
$900.00
$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$ 648.8
$ 114.4
$ 125.0
$ 409.4
$ 738.7
$ 136.0
$ 205.4
$ 397.3
$ 794.3
$ 152.8
$ 212.3
$ 429.2
$ 894.5
$ 185.3
$ 277.2
$ 432.1
$ 912.2
$ 210.0
$ 266.8
$ 435.3
2012Y
2013Y
2014Y
2015Y
2Q2016
Interest-bearing DDA & SAV deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2015 YTD		2016 YTD	
Net Interest Income	$ 16.4		$ 18.3	
Provision for Loan Losses	0.2		0.6	
Noninterest Income	3.5		6.5	*
Noninterest Expense	13.2		13.3	
Provision for Income Taxes	2.2		3.9	
Net Income	$ 4.4		$ 7.0	
Diluted Earnings Per Share	$ 0.51		$ 0.82	
Return on Average Assets	0.92	%	1.28	%
Return on Average Equity	12.23		17.25	
Net Interest Margin	3.67		3.55	
Excluding Extraordinary Item - gain on subordinated debentures				
Diluted Earnings Per Share	$ 0.51		$ 0.65	
Return on Average Assets	0.92	%	1.01	%
Return on Average Equity	12.23		13.66	

* Includes one time nonrecurring gain on repurchase of subordinated debentures

Net Interest Income & Net Interest Margin

(dollars in millions)



$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.62%
3.53%
3.53%
3.63%
3.67%
3.55%
$27.4
$27.4
$30.1
$34.0
$16.4
$18.3
2012Y
2013Y
2014Y
2015Y
6/30/2015 YTD
6/30/2016 YTD
Net Interest Income
Net Interest Margin

Strong Levels of Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)



$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
19.46%
18.26%
16.98%
18.46%
17.60%
18.05%*
$6.8
$6.2
$6.2
$7.7
$3.5
$4.1
2012Y
2013Y
2014Y
2015Y
6/30/2015 YTD
6/30/2016 YTD
Noninterest Income
Noninterest Income/Revenue

* YTD 2016 Noninterest income to revenue ratio excludes an extraordinary gain on repurchase of subordinated debentures

Noninterest Income

(dollars in thousands)

	6/30/2015 YTD	6/30/2016 YTD
Branch fee income	$ 719	$ 619
Service and loan fee income	762	522
Gain on sale of SBA loans held for sale, net	363	945
Gain on sale of mortgage loans, net	1,031	1,308
BOLI income	189	187
Net security gains	28	175
Net gain on repurchase of subordinated debt		2,264
Other income	442	493
Total noninterest income	$ 3,534	$ 6,514

Noninterest Expense Controls

(dollars in millions)

Noninterest Expense



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
2.00%
0.00%
3.02%
2.88%
2.69%
2.70%
2.74%
2.42%
$24.3
$24.0
$24.7
$26.9
$13.2
$13.3
2012Y
2013Y
2014Y
2015Y
6/30/2015 YTD
6/30/2016 YTD
Noninterest Expense
Noninterest Expense/Average Assets

Note: 6/30/2015 YTD and 6/30/2016 YTD ratios are annualized.

Noninterest Expense

(dollars in thousands)

	6/30/2015 YTD	6/30/2016 YTD
Compensation and benefits	$ 6,952	$ 7,258
Occupancy	1,273	1,131
Processing and communications	1,210	1,198
Furniture and equipment	795	815
Professional services	478	494
Loan costs	382	257
OREO expenses	103	105
Deposit insurance	333	326
Advertising	525	544
Other expenses	1,103	1,209
Total noninterest expense	$ 13,154	$ 13,337

Profitability Progression

Diluted Earnings per Share



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.13
$0.34
$0.53
$0.81
$1.12
$0.82
$0.17
$0.65
2011Y
2012Y
2013Y
2014Y
2015Y
6/30/2016 YTD
Effect of nonrecurring gain on repurchase of subordinated debenture

Tangible Book Value Per Share



$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$7.42
$7.35
$8.18
$9.12
$9.83
2012Y
2013Y
2014Y
2015Y
2Q2016

Note: 2013 reflects redemption of TARP preferred stock and the associated warrant.

Market Price



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$6.24
$7.66
$9.43
$12.47
$12.71
2012Y
2013Y
2014Y
2015Y
2Q2016

Capital Ratios

Unity Bancorp, Inc.

FDIC-Insured Commercial Banks



Leverage
12.00%
10.00%
8.00%
6.00%
4.00%
2012Y
2013Y
2014Y
2015Y



Total 1 Risk-Based Capital
16.00%
12.00%
8.00%
2013Y
2014Y
2015Y



Total Risk-Based Capital
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
2012Y
2013Y
2014Y
2015Y

* 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL